SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.71% 0.57% 0.33%	August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Alternative Strategies Fund[1] Class A Class C Administrator Class Institutional Class	2.22% 2.97% 2.07% 1.97%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	1.60% 2.35% 1.50% 1.25%	February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018
Asset Allocation Fund Class A Class C Class R Class T Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.87% 0.64% 0.44%	August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.08% 1.83% 0.65% 1.00% 0.75%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
C&B Mid Cap Value Fund Class A Class C Administrator Class Institutional Class	1.25% 2.00% 1.15% 0.90%	January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Capital Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.60% 0.94% 0.70%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018
Colorado Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.85% 1.10% 0.85%	January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018
Conservative Income Fund Institutional Class	0.27%	December 31, 2017
Core Bond Fund Class A Class C Class R Class R4 Class R6 Class T Administrator Class Institutional Class	0.78% 1.53% 1.03% 0.52% 0.37% 0.78% 0.70% 0.42%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Core Plus Bond Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.73% 1.48% 0.35% 0.73% 0.62% 0.40%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.87% 0.74% 0.48%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.84% 1.15% 0.89%	January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018
Diversified Capital Builder Fund Class A Class C Class T Administrator Class Institutional Class	1.20% 1.95% 1.20% 1.05% 0.78%	January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018
Diversified Equity Fund Class A Class C Administrator Class	1.25% 2.00% 1.00%	September 30, 2019 September 30, 2019 September 30, 2019
Diversified Income Builder Fund[2] Class A Class C Class T Administrator Class Institutional Class	1.08% 1.83% 1.08% 0.90% 0.71%	January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.89% 1.25% 0.99%	February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018
Dynamic Target Today Fund Class A Class C Class R4 Class R6	0.91% 1.66% 0.67% 0.52%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	0.97% 1.66% 0.69% 0.54%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	0.99% 1.74% 0.71% 0.56%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	1.01% 1.76% 0.73% 0.58%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	1.03% 1.78% 0.75% 0.60%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	1.04% 1.79% 0.76% 0.61%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	1.05% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	1.05% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	1.06% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	1.06% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	1.06% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Emerging Growth Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 0.90%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Emerging Markets Bond Fund	0.00%	June 30, 2019
Emerging Markets Equity Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	1.58% 2.33% 1.15% 1.58% 1.46% 1.19%	February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	1.62% 2.37% 1.87% 1.17% 1.62% 1.45% 1.22%	February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018
Endeavor Select Fund Class A Class C Administrator Class Institutional Class	1.20% 1.95% 1.00% 0.80%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018
Factor Enhanced Emerging Markets Fund	0.00%	June 30, 2019
Factor Enhanced Institutional Fund	0.00%	June 30, 2019
Factor Enhanced Large Cap Fund	0.00%	June 30, 2019
Factor Enhanced Small Cap Fund	0.00%	June 30, 2019
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	1.55% 2.30% 1.40% 1.15%	February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.16% 0.50% 0.79%	May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Growth Balanced Fund Class A Class C Administrator Class	1.20% 1.95% 0.95%	September 30, 2019 September 30, 2019 September 30, 2019
Growth Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	1.16% 1.91% 0.70% 1.16% 0.96% 0.75%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018
High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.93% 1.68% 0.93% 0.80% 0.53%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Index Asset Allocation Fund[3] Class A Class C Administrator Class Institutional Class	1.15% 1.90% 0.90% 0.75%	January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018
Index Fund Class A Class C Administrator Class	0.45% 1.20% 0.25%	September 30, 2019 September 30, 2019 September 30, 2019
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.60% 0.45%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018
International Equity Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.84% 1.14% 1.14% 0.89%	February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018
International Government Bond Fund	0.00%	June 30, 2019
International Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 1.00%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 1.00%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Intrinsic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.36% 0.65% 0.95% 0.70%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 0.95%	February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018
Large Cap Core Fund[4] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.68% 1.00% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Low Volatility U.S. Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Moderate Balanced Fund Class A Class C Administrator Class	1.15% 1.90% 0.90%	September 30, 2019 September 30, 2019 September 30, 2019
Money Market Fund Class A Class C Premier Class Service Class	0.65% 1.40% 0.20% 0.50%	May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018
Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.60% 0.48%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2018 May 31, 2018 May 31, 2018
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.64% 0.30% 0.20% 0.45%	May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2018 October 31, 2018 October 31, 2018
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.30% 2.05% 1.55% 1.10% 0.85%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Opportunity Fund Class A Class C Administrator Class Institutional Class	1.21% 1.96% 1.00% 0.75%	January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2018 October 31, 2018 October 31, 2018
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Class T Administrator Class Institutional Class	1.11% 1.86% 0.80% 0.65% 1.11% 1.00% 0.70%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.40% 0.60% 0.45%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Short-Term Bond Fund Class A Class C Institutional Class[5]	0.72% 1.47% 0.48%	December 31, 2017 December 31, 2017 December 31, 2017
Short-Term High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.81% 1.56% 0.81% 0.65% 0.50%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.63% 1.38% 0.60% 0.40%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Small Cap Core Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.25% 1.00%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Small Cap Opportunities Fund Class R6 Administrator Class Institutional Class	0.85% 1.20% 0.95%	July 31, 2018 July 31, 2018 July 31, 2018
Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.83% 1.08% 0.88%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.20% 0.95%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.20% 1.00%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	1.41% 2.16% 1.31% 1.06%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Special Mid Cap Value Fund[6] Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	1.22% 1.97% 1.47% 0.79% 1.22% 1.14% 0.87%	January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018 January 31, 2018
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.34% 2.09% 1.59% 0.89% 1.20% 0.94%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2018 February 28, 2018 February 28, 2018 February 28, 2018
Strategic Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.82% 1.57% 0.68% 0.48%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 0.83%	May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018
Ultra Short-TermIncome Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.55% 0.35%	December 31, 2017 December 31, 2017 December 31, 2017 December 31, 2017
Ultra Short-TermMunicipal Income Fund Class A Class C Administrator Class Institutional Class	0.67% 1.42% 0.60% 0.37%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
U.S. Core Bond Fund	0.00%	June 30, 2019
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	1.14% 1.89% 0.95% 0.78%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
WealthBuilder Conservative Allocation Fund Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
WealthBuilder Equity Fund Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
WealthBuilder Growth Allocation Fund Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
WealthBuilder Growth Balanced Fund Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
WealthBuilder Moderate Balanced Fund Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2018 October 31, 2018 October 31, 2018
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.50% 0.83%	May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018 May 31, 2018

Schedule A amended: November 10, 2017

1. Reference is made to that certain Investment Sub-Advisory Agreement among the Trust, on behalf of the Alternative Strategies Fund, the Adviser and The Rock Creek Group, LP (“Rock Creek”), as a sub-adviser to the Alternative Strategies Fund, pursuant to which Rock Creek is authorized to invest, from time to time, a portion of the Alternative Strategies Fund’s assets (“Rock Creek Portion”) in shares of registered investment companies (each such company, other than a money market Fund, an “Underlying Fund”).  The provisions of Section 3 of the Amended and Restated Fee Agreement (the “Fee Agreement”) to which this Schedule A relates shall apply to the Capped Operating Expense Ratios of the respective share classes of the Alternative Strategies Fund stated in the table above (the “Baseline Capped Operating Expense Ratios”).  In addition to the foregoing, to the extent that the Rock Creek Portion invests in securities of any Underlying Fund, the Adviser also hereby agrees to additionally waive any advisory fees payable to it under the Investment Advisory Agreement, additionally waive any administration fees payable to it under the Administration Agreement, and/or additionally reimburse other expenses of the Funds or a class in an amount equal to the fees of such Underlying Fund held in the Rock Creek Portion (which shall be calculated based on the net operating expense ratio of the relevant share class of such Underlying Fund contained in the Underlying Fund’s most recently published annual or semi-annual report) (such additional waivers, the “Rock Creek Underlying Fund Waivers”); provided, however, notwithstanding the provisions of Section 3 of the Fee Agreement, the amount of the Rock Creek Underlying Fund Waivers, if any,  may increase or decrease from time to time without notice to, or approval by, the Board, so long as: (i) the initial term and renewal of the Adviser’s commitment to make the Rock Creek Underlying Fund Waivers remain subject to the provisions of Section 3 of the Fee Agreement, and (ii) the Baseline Capped Operating Expense Ratios remain subject to the provisions of Section 3 of the Fee Agreement.

2. On November 10, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the reduction to the net operating expense ratios to the Diversified Income Builder Fund Class A, Class C, Administrator Class and Institutional Class.  Effective January 2, 2018, the following net operating expense ratios will be committed through February 1, 2019: Class A 0.85%; Class C 1.60%; Admin Class 0.77%; Inst’l Class 0.52%

3. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved a reduction to the net operating expense ratio for Class A and Class C of the Index Asset Allocation Fund.  Effective February 1, 2018, the Class A net operating expense ratio will be 1.08% and Class C 1.83%, committed through January 31, 2019.

4. On May 17, 2017 the Board approved a reduction to the net operating expense ratios for Classes A, C, R, R6, Administrator and Institutional.  Effective December 1, 2017, the following net operating expense ratio will be committed through November 30, 2018: Class A 1.08%; Class C 1.83%; Class R 1.33%; Class R6 0.65%; Admin Class 0.97%; Inst’l Class 0.67%

5. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved a reduction to the net operating expense ratio for the Institutional Class of the Short-Term Bond Fund.  Effective January 1, 2018, the Institutional Class net operating expense ratio will be 0.45% and committed through December 31, 2018.

6. On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved a reduction to the net operating expense ratio for Class A, C, R, R6, Administrator and Institutional of the Special Mid Cap Value Fund.  Effective February 1, 2018, the following net operating expense ratios will be committed through January 31, 2019: Class A 1.19%; Class C 1.94%; Class R 1.44%; Class R6 0.76%; Administrator Class 1.11%; Institutional Class 0.85%
The foregoing schedule of capped operating expense ratios is agreed to as of November 10, 2017 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

          Andrew Owen

          President

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
     Paul Haast

                                                                                               Senior Vice President